UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               AUGUST 18, 1997

                            AMCORE FINANCIAL, INC.
            (Exact name of Registrant as specified in its charter)



                        Commission File Number 0-13393



           NEVADA                                      36-3183870
           ------                                      ----------
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                    Identification Number)



                501 Seventh Street, Rockford, Illinois  61104
                                (815) 968-2241


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ITEM 5.     OTHER EVENTS

     On August 18, 1997, AMCORE Financial, Inc. (AMCORE) announced the declaration of a three-for-two stock split and declared a quarterly cash dividend of $.18 per share.

     The cash dividend of $.18 per share will be paid to stockholders of record on September 5, 1997 and is payable September 12, 1997 on the pre split shares.

     The stock split will be issued to stockholders of record on September 5, 1997 and will be distributed on September 17, 1997. Stockholders will receive one new share of AMCORE stock for each two shares of AMCORE stock owned as of the record date. Cash will be distributed to stockholders in lieu of fractional shares.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

          (c)     Exhibits

               99.1          Press Release dated August 18, 1997





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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                         AMCORE FINANCIAL, INC.



                         By:     /s/ John R. Hecht
                            ------------------------------------
                         Name:       John R. Hecht
                         Title: Senior Vice President &
                                Chief Financial Officer



Date:     August 22, 1997

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